Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

 The undersigned certify, pursuant to 18 U.S.C. § 1350 as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that:

  the Quarterly Report on Form 10-QSB of Oconee Financial Corporation (the “Company”) for the quarterly period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003	/s/ B. Amrey Harden B. Amrey Harden Chief Executive Officer

Dated: August 14, 2003	/s/ Jerry K. Wages Jerry K. Wages Chief Financial Officer